March 10, 2026

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

RE: Fortitude Life Insurance & Annuity Company Variable Account F

File No. 811-08447

Members of the Commission:
On behalf of Fortitude Life Insurance & Annuity Company and Fortitude Life Insurance & Annuity Company Variable Account F, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2025, have been submitted to contract owners.
Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Allspring Variable Trust	811-09255
Nationwide Variable Insurance Trust	811-03213
ProFunds	811-08239
Rydex Variable Trust	811-08821

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.
Please call me at (615) 981-8801 if you have any questions.
Sincerely,

/s/ Richard E. Buckley
Richard E. Buckley

Richard E. Buckley
Senior Vice President and Assistant General Counsel
Fortitude Life Insurance & Annuity Company
Ten Exchange Place, Suite 2210
Jersey City, New Jersey 07302
T +1 (615) 981 8801
richard.buckley@fortitude-re.com